SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated for reference September 30, 2004

BETWEEN:

IMAGE INNOVATIONS HOLDINGS INC., a Nevada corporation having an office at 432 Park Avenue, New York, New York 10022

(the "Debtor")

AND:

H.E. CAPITAL S.A., a corporation having an office at Casa del Sol, MJ19 Paseo Marino, Perla Marina, Sosua, Dominican Republic

(the "Secured Party")

WITNESSES THAT:

1.0      SECURITY INTEREST

1.1      For valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Debtor) the Debtor does hereby:

(a)
mortgage and charge as and by way of a fixed and specific charge in favour of the Secured Party, and assign and transfer to the Secured Party, and grant to the Secured Party a security interest in, all the Debtor's and Debtor's wholly-owned subsidiaries' present and after acquired personal property, assets and undertakings, of whatever nature or kind and wheresoever situate, and all proceeds thereof and therefrom including without limitation all of the Debtor's right, title and interest in and to all:

(i)
equipment, including, without limiting the generality of the foregoing, machinery, tools, fixtures, furniture, furnishings, chattels, motor vehicles and other tangible personal property that is not Inventory (as hereinafter defined), and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (all of which is hereinafter collectively called the "Equipment");

(ii)
inventory, including, without limiting the generality of the foregoing, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in process, finished goods, returned goods, repossessed goods, and all packaging materials, supplies and containers relating to or used or consumed in connection with any of the foregoing (all of which is hereinafter collectively called the "Inventory");

(iii)
debts, accounts, claims, demands, monies and choses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor and all books, records, documents, papers and electronically recorded data recording, evidencing or relating to the said debts, accounts, claims, demands, monies and choses in action or any part thereof (all of which is hereinafter collectively called the "Accounts");

(iv)	chattel paper;

(v)	documents of title including all warehouse receipts;

(vi)	securities and instruments including all shares, stock, warrants, bonds, debentures and debenture stock;

(vii)	money;

(viii)	goods that are not Equipment or Inventory;

(ix)
contractual rights, licenses, goodwill, patents, trademarks, designs, trade names, copyrights and other intellectual properties of the Debtor, all other choses in action of the Debtor of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, and all other personal property of the Debtor which are not Accounts, goods, chattel paper, instruments, documents of title, securities or money;

(b)
charge as and by way of floating charge, and grant to the Secured Party a security interest in and to, all of the Debtor's and Debtor's wholly-owned subsidiaries' right, title and interest in and to all presently owned or held and after acquired or held real, immovable and leasehold property and all interests therein, and all easements, rights-of-way, privileges, benefits, licences, improvements and rights whether connected therewith or appurtenant thereto or separately owned or held, including all structures, plant and other fixtures (all which is hereinafter collectively called the "Real Property").

1.2      The charges, assignments and transfers and security interests created pursuant to Clause 1.1 are hereinafter collectively called the "Security Interests" and the property, assets and undertakings subject to the Security Interests and all property, assets and undertakings expressed to be charged, assigned or transferred or secured by any instruments supplemental hereto or in implementation hereof are hereinafter collectively called the "Collateral".

1.3      For the purposes of Section 198.1 of the Land Title Act (British Columbia) the floating charges created pursuant to Clause 1.1(b) shall become a fixed charge upon the earlier of:

(a)	the occurrence of an Event of Default (as hereinafter defined); or

(b)	the Secured Party taking any action to enforce and/or realize on the security hereby constituted.

2.0      EXCEPTIONS

2.1      The last ten days of the term created by any lease or agreement therefor are hereby excepted out of the Security Interests hereby created but the Debtor shall stand possessed of the reversion thereby remaining upon trust to assign and dispose thereof to any third party as the Secured Party shall direct and as set forth on Schedule A.

3.0      ATTACHMENT

3.1      The Debtor acknowledges that the Security Interests hereby created attach upon the execution of this Security Agreement (or in the case of any after acquired property, upon the date of acquisition thereof), that value has been given and that the Debtor has (or in the case of any after acquired property, will have upon the date of acquisition) rights in the Collateral, provided that the Secured Party hereby undertakes to file the appropriate UCC-1 Forms in the states which such filing is required, including the States of Nevada and Delaware. Until such time as the UCC-1 Forms are filed, the Secured Party understands that the Security Interests hereby created have not been perfected.

4.0      PROHIBITION

4.1      Without the prior written consent of the Secured Party the Debtor shall not create or permit to exist any security interest in, charge, encumbrance or lien over, or claim against any of its property, assets or undertaking which ranks or could in any event rank in priority to or pari passu with any of the Security Interests created by this Security Agreement, save only for the security interests and encumbrances, if any, consented to in writing by the Secured Party (collectively "Permitted Encumbrances").

5.0      OBLIGATIONS SECURED

5.1 This Security Agreement and the Security Interests hereby created are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor, and shall be general and continuing security for the payment of all indebtedness and liability of the Debtor to the Secured Party (including interest), present and future, absolute or contingent, joint and several, direct or indirect, matured or not, extended or renewed, wheresoever and howsoever incurred whether alone or with others, and any ultimate balance thereof, including all future advances and re-advances, and for the performance of all obligations of the Debtor to the Secured Party, whether or not contained in this Security Agreement, and including without limitation all indebtedness and liability of the Debtor to the Secured Party under or pursuant to the loan agreement (the "Loan Agreement") of even date made between the Debtor and the Secured Party and all promissory notes issued pursuant thereto (all of which indebtedness, liability and obligations are hereinafter collectively called the "Obligations").

6.0      REPRESENTATIONS AND WARRANTIES

6.1      The Debtor represents and warrants that the execution, delivery and performance of this Security Agreement are within the Debtor's corporate powers, are not in contravention of the law or the terms of the Debtor's charter, bylaws or other incorporation papers, or any intention, agreement or undertaking to which the Debtor is a party or by which it is bound.

6.2      The Debtor represents and warrants that the Debtor lawfully owns and possesses all Collateral presently held by it, and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only for Permitted Encumbrances, and the Debtor has good right and lawful authority to grant the Security Interests in the Collateral as provided by this Security Agreement.

7.0      COVENANTS OF THE DEBTOR

7.1      The Debtor covenants that at all times while this Security Agreement remains in effect the Debtor will:

(a)	defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

(b)	fully and effectively maintain and keep maintained the Security Interests hereby created valid and effective;

(c)	maintain the Collateral in good order and repair;

(d)	forthwith pay:

(i)
all taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon them, respectively, or the Collateral when due, unless the Debtor shall in good faith contest its obligation so to pay and shall furnish such security as the Secured Party may require; and

(ii)
all security interests, charges, encumbrances, liens and claims which rank or could in any event rank in priority to any Security Interest created by this Security Agreement other than the Permitted Encumbrances;

(e)	forthwith pay all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) which may be incurred by the Secured Party in:

	(i)	taking, recovering and keeping possession of the Collateral;

(ii)
all other actions and proceedings taken in connection with the preservation of the Collateral and the enforcement of this Security Agreement and of any other security interest held by the Secured Party as security for the Obligations;

	(iii)	complying with the disclosure requirements under the Act;

(f)
at the Secured Party's request at any time and from time to time execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the Security Interests hereby created in favour of the Secured Party upon any of the Collateral;

(g)	notify the Secured Party promptly of:

(i)
any material change in the information contained herein relating to the Debtor for which notice is required to be filed under the Act, its business or the Collateral, including without limitation, any change of name or address of the Debtor, and any change in the present location of any Collateral which is not Inventory;

	(ii)	the details of any material acquisition of Collateral which is not Inventory;

	(iii)	any material loss or damage to Collateral;

	(iv)	any material default by any account debtor in payment or other performance of his obligations to the Debtor with respect to any Accounts; and

	(v)	the return to or repossession by the Debtor of Collateral where such return or repossession of Collateral is material in relation to the business of the Debtor;

(h)	prevent Collateral, other than Inventory sold, leased or otherwise disposed of as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

(i)	carry on and conduct its business in a proper and business-like manner, including maintenance of proper books of account and records;

(j)
permit, on 24-hours' notice, the Secured Party and its representatives, at all reasonable times, access to all its property, assets and undertaking and to all its books of account and records for the purpose of inspection and render all assistance necessary for such inspection;

(k)	deliver to the Secured Party from time to time within five days of its written request:

	(i)	any documents of title, instruments, securities and chattel paper constituting, representing or relating to Collateral;

(ii)
all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same;

	(iii)	all financial statements prepared by or for the Debtor or any of them regarding the Debtor's business; and

(iv)
such information concerning Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may reasonably require including but not limited to a complete list of all jurisdictions in which the Debtor carries on business and a list setting out the jurisdiction of any of the Collateral.

8.0      INSURANCE

8.1      The Debtor covenants that at all times while this Security Agreement is in effect the Debtor shall:

(a)
maintain or cause to be maintained insurance on the Collateral with an insurer, of kinds, for amounts and payable to such person or persons, all as the Secured Party may require, and in particular maintain insurance on the Collateral to the full insurable value against loss or damage by fire including extended coverage endorsement and in the case of motor vehicles, maintain insurance against theft;

(b)
cause the insurance policy or policies required hereunder to be assigned to the Secured Party as its interests may appear and have as part thereof a standard mortgage clause or a mortgage endorsement, as appropriate; and

(c)	pay any premium in connection with such insurance, and deliver all such policies to the Secured Party, if it so requires.

8.2      If proceeds of any insurance required hereunder become payable, the Secured Party may, in its absolute discretion apply such proceeds to such part or parts of the Obligations as the Secured Party may see fit or the Secured Party may release any such insurance proceeds to the

Debtor for the purpose of repairing, replacing or rebuilding, but any release of insurance proceeds to the Debtor shall not operate as a payment on account of the Obligations or in any way affect this Security Agreement.

8.3      The Debtor will forthwith, on the happening of loss or damage to the Collateral, notify the Secured Party thereof and furnish to the Secured Party at the Debtor's expense any necessary proof and do any necessary act to enable the Secured Party to obtain payment of the insurance proceeds, but nothing herein contained shall limit the Secured Party's right to submit to the insurer a proof of loss on its own behalf.

8.4      The Debtor hereby authorizes and directs the insurer under any policy of insurance required hereunder to include the name of the Secured Party as a loss payee on any cheque or draft which may be issued with respect to a claim under and by virtue of such insurance, and the production by the Secured Party to any insurer of a certified copy of this Security Agreement shall be its full and complete authority for so doing.

8.5      If the Debtor fails to maintain insurance as required by Clause 8.1, the Secured Party may, but shall not be obliged to, maintain or effect such insurance coverage, or so much thereof as the Secured Party considers necessary for its protection.

9.0      PERFORMANCE OF OBLIGATIONS

9.1      If the Debtor fails to perform its obligations hereunder, the Secured Party may, but shall not be obliged to, perform any or all of such obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Obligations.

10.0     RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL

10.1     Except as herein provided, without the prior written consent of the Secured Party, the Debtor will not:

(a)	sell, lease or otherwise dispose of the Collateral;

(b)	release, surrender or abandon possession of the Collateral; and

(c)	move or transfer the Collateral from the jurisdiction in which the Security Interests hereby created have been perfected.

10.2     Provided that the Debtor is not in default under this Security Agreement, the Debtor may at any time without the consent of the Secured Party lease, sell, license, consign or otherwise deal with items of Inventory in the ordinary course of its business and dispose of other items of Collateral in the ordinary course of business as they become surplus to the requirements of the Debtor, provided that Collateral of equal or greater value is acquired by the Debtor.

11.0     DEFAULT

11.1     The Debtor shall be in default under this Security Agreement, unless waived in writing by the Secured Party, in the event (herein called an "Event of Default") there occurs any default under the Loan Agreement, including without limitation a default of payment of any portion of the Loan (as defined in the Loan Agreement) or interest.

12.0     ENFORCEMENT

12.1     Upon the occurrence of an Event of Default, the Secured Party may declare any or all of the Obligations not payable on demand to become immediately due and payable and the security hereby constituted will immediately become enforceable. To enforce and realize on the Security Interests created by this Security Agreement the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular and without limiting the generality of the foregoing, the Secured Party may do any of the following:

(a)
appoint by instrument a receiver, receiver and manager or receiver-manager (the person so appointed being hereinafter called the "Receiver") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

(b)
enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

(c)	preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Secured Party may deem advisable;

(d)
sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale, lease or other disposition is on credit the Debtor will not be entitled to be credited with the proceeds of such sale, lease or other disposition until the monies therefor are actually received; and

(e)	exercise all of the rights and remedies of a secured party under the Act.

12.2     A Receiver appointed pursuant to this Security Agreement shall be the agent of the Debtor and not of the Secured Party and, to the extent permitted by law or to such lesser extent permitted by its appointment, shall have all the powers of the Secured Party hereunder, and in addition shall have power to carry on the business of the Debtor and for such purpose from time to time to borrow money either secured or unsecured, and if secured by a security interest on any Collateral, such security interest may rank before or pari passu with or behind any of the Security Interests created by this Security Agreement, and if it does not so specify such security interest shall rank in priority to the Security Interests created by this Security Agreement.

12.3     Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Security Agreement, all amounts realized from the disposition of Collateral pursuant to this Security Agreement will be applied as the Secured Party, in its absolute discretion, may direct, as follows:

(a)	in payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Secured Party in connection with or incidental to:

(i) the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Security Agreement; and

(ii)
the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver;

(b)	in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Obligations;

(c)	in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Obligations.

Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus will be paid to the Debtor.

13.0     DEFICIENCY

13.1     If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full, the Debtor will immediately pay to the Secured Party the amount of such deficiency.

14.0     LIABILITY OF SECURED PARTY

14.1     The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfillment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as herein provided, nor shall the Secured Party be liable to account as a mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor shall the Secured Party, in the case of securities, instruments or chattel paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than aforesaid.

15.0     APPOINTMENT OF ATTORNEY

15.1     The Debtor hereby irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Debtor may be obliged to sign, endorse or execute, and generally to use the names of the Debtor and to do all things as may be necessary or incidental to the exercise of all of the powers conferred on the Secured Party or the Receiver, as the case may be, pursuant to this Security Agreement.

16.0     ACCOUNTS

16.1     The Secured Party may collect, realize, sell, or otherwise deal with the Accounts or any part thereof in such manner, upon such terms and conditions and at such time to times, whether before or after default, as may seem to it advisable, and without notice to the Debtor. Upon the occurrence of an Event of Default, all monies or other forms of payment received by the Debtor in payment of any Account will be received and held by the Debtor in trust for the Secured Party and paid to the Secured Party on demand.

17.0     APPROPRIATION OF PAYMENTS

17.1     Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

18.0     NOTICE

18.1     Any demand, request, notice or consent to be given under this Security Agreement shall be in writing and shall be given by delivering the same to the Debtor at the address first set forth above or such other address as may be given in writing by the Debtor, or by telecopying such notice to the Debtor; and any such demand, request, notice or consent sent as aforesaid shall be deemed to have been received upon delivery, if delivered, and when transmitted, if sent by telecopier or other like medium of transmission.

19.0     EXTENSIONS

19.1     The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests, and otherwise deal with the Debtor, account debtors of the Debtor, sureties and others and with Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize on the Security Interests created by this Security Agreement.

20.0     NO MERGER

20.1     This Security Agreement shall not operate so as to create any merger or discharge of any of the Obligations, or of any assignment, transfer guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

21.0     RIGHTS CUMULATIVE

21.1     All rights and remedies of the Secured Party set out in this Security Agreement, and in any other security agreement held by the Secured Party from the Debtor or any other person whomsoever to secure payment and performance of the Obligations, are cumulative and no right or remedy contained herein or therein is intended to be exclusive but each is in addition to every other right or remedy contained herein or therein or in any future security agreement, or now or hereafter existing at law, in equity or by statute, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

22.0     ASSIGNMENT

22.1     The Secured Party may, without further notice to the Debtor, at any time assign, transfer or grant a security interest in this Security Agreement and the Security Interests created hereby. The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, shall have all of the Secured Party's rights and remedies under this Security Agreement and the Debtor will not assert any defense, counterclaim, right of set-off or otherwise any claim which it now has or may hereafter acquire against the Secured Party in any action commenced by such assignee, transferee or secured party, as the case may be, and will pay the Obligations to the assignee, transferee or secured party, as the case may be, as the Obligations become due.

23.0     SATISFACTION AND DISCHARGE

23.1     Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Secured Party shall be deemed not to be a redemption or discharge of this Security Agreement. The Debtor shall be entitled to a release and discharge of this Security Agreement upon full payment and satisfaction of all Obligations, and upon written request by the Borrower and payment to the Secured Party of a discharge fee to be fixed by the Secured Party and payment of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

24.0     ENUREMENT

24.1     This Security Agreement shall enure to the benefit of the Secured Party and its successors and assigns, and shall be binding upon the successors and permitted assigns of the Debtor.

25.0     INTERPRETATION

25.1     In this Security Agreement:

(a)
"Collateral" has the meaning set out in Clause 1 hereof and any reference to Collateral shall, unless the context otherwise requires, be deemed to be a reference to Collateral as a whole or any part thereof;

(b)	"the Act" means the Personal Property Security Act (British Columbia) and all regulations thereunder, as amended from time to time.

25.2     Words and expressions used herein that have been defined in the Act shall be interpreted in accordance with their respective meanings given in the Act unless otherwise defined herein or unless the context otherwise requires.

25.3     The invalidity or unenforceability of the whole or any part of any clause of this Security Agreement shall not affect the validity or enforceability of any other clause or the remainder of such clause.

25.4     The headings of the clauses of this Security Agreement have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Security Agreement.

25.5     This Security Agreement shall be governed by the laws of British Columbia.

26.0     COPY OF AGREEMENT AND WAIVER

26.1     The Debtor hereby:

(a)	acknowledges receiving a copy of this Security Agreement; and

(b)	waives all rights to receive from the Secured Party a copy of any financing statement or financing change statement filed, or any verification statement received, at any time in respect of this Security Agreement.

IN WITNESS WHEREOF the Debtor has executed this Security Agreement effective September 30, 2004.

IMAGE INNOVATIONS HOLDINGS INC. \s\ Derick Sinclair Derick Sinclair Authorized Signatory	H.E. CAPITAL S.A. \s\ Richard Smith Richard Smith Authorized Signatory

Schedule A

         Debtor's warehouse located at 6093 Main Street, Tannersville, New York 12485.

         Loan due to Coach Capital LLC on October 27, 2004 in the principal amount of $800,000.